ING INVESTORS TRUST

ING American Funds Asset Allocation Portfolio

ING American Funds International Portfolio

ING American Funds World Allocation Portfolio

 (each a “Portfolio” and collectively the “Portfolios”)

Supplement dated November 29, 2013

to the Portfolios’ Prospectuses, Summary Prospectuses, and

related Statements of Additional Information (“SAIs”),

each dated April 30, 2013;

On October 22, 2013, the Board of Trustees of ING Investors Trust (“Board”) approved a proposal to reorganize each Portfolio (the “Disappearing Portfolios”) with and into the following “Surviving Portfolios” (each a “Reorganization” and collectively the “Reorganizations”):

Disappearing Portfolio	Surviving Portfolio
ING American Funds Asset Allocation Portfolio	ING Invesco Equity and Income Portfolio
ING American Funds International Portfolio	ING International Index Portfolio
ING American Funds World Allocation Portfolio	ING Global Perspectives Portfolio

The proposed Reorganizations are subject to approval by the shareholders of each Disappearing Portfolio. Proxy statements/prospectuses detailing each proposed Reorganization are expected to be mailed to each Disappearing Portfolio’s shareholders on or about January 24, 2014, and shareholder meetings are scheduled to be held on or about February 27, 2014. Each Disappearing Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of each proposed Reorganization is obtained, it is expected that the Reorganizations will take place on or about March 14, 2014.

If shareholders of ING American Funds Asset Allocation Portfolio and ING American Funds International Portfolio approve their respective Reorganizations, from the close of business on or about March 3, 2013 through the close of business on or about March 14, 2013, these Disappearing Portfolios will be in a “transition period” during which time a transition manager will sell all or most of their assets and the transition manager may hold a large portion of these Disappearing Portfolios’ assets in temporary investments. During this time, these Disappearing Portfolios may not be pursuing their investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.  These transactions will also result in transactional costs, some of which may be borne by these Disappearing Portfolios’ shareholders.

Following the Reorganizations, each Disappearing Portfolios’ shareholders will hold shares of its respective Surviving Portfolio as reflected in the table above. For more information regarding a Surviving Portfolio, please contact a Shareholder Services representative or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE